Exhibit 99.1

LML REPORTS RESULTS FOR FISCAL YEAR 2010

Revenue Increases 20%
Income from Operations Increases 92%

VANCOUVER, BC, June 23, 2010 — LML PAYMENT SYSTEMS INC. (NASDAQ: LMLP), a leading payments technology provider of financial payment solutions for e-commerce and traditional businesses, reports results for its fiscal year ended March 31, 2010.

Revenue for the year ended March 31, 2010 was approximately $14.8 million compared to $12.3 million for the previous year – an increase of approximately 20%.  Gross profit was $7.2 million or 48%.   Income from operations was $1.2 million compared to $600,000 last year, an improvement of $551,000 or 92%.  Income before taxes was $1,161,000 compared to $1,034,000 last year, an improvement of $127,000 or 12.3%.  Net loss was ($126,000) or ($0.00) per share, compared to net income of $5,455,000 or $0.20 per share, last year.

Non-GAAP

Non-GAAP net income for fiscal year 2010 was approximately $3.7 million or $0.14 per share compared to approximately $1.9 million or $0.07 per share for fiscal 2009. Non-GAAP net income excludes stock-based compensation, depreciation and amortization, and other non-cash and non-recurring items.

“Overall, we are pleased with these results.  All three of our business units produced positive cash flow.  We were able to retire the remaining portion of our long-term debt of $2.3 million and produced $1,135,000 in cash from operations.  Revenue in our TPP segment continued to grow at a 20% rate and we met some of the challenges confronting our check segment by continuing to maintain efficiencies.  During the year, we entered into settlement discussions with many defendants, while entering into a license with one, regarding our patent litigation.  Our tax planning strategy resulted in a non-cash future tax charge of $2.1 million for the year that had an impact on net earnings, but, importantly, we expect to be in a position this year to recover approximately $1.5 million in tax amounts paid and to shelter future taxable income as a result.” said Patrick H. Gaines, Chief Executive Officer of LML.

Fiscal Year Highlights

•	Revenue: $14.8 million – up 20%
•	Income from operations: $1,147,000 – up 92% from last year
•	Pre-tax net income $1,161,000, up 12.3%
•	Retired last $2,321,000 of debt associated with Beanstream acquisition
•	Cash provided from operations $1,135,000, an increase of $1,438,000 from last year
•	New customers: 466
•	New Channel Sales Partners: 112
•	First defendant signed license and settled patent litigation in Eastern District of Texas

Cont’d…

Conference Call
Management will host a conference call today at 1:30pm Pacific Time (4:30pm Eastern Time) to discuss these results.  To participate in the conference call, please dial in 5-10 minutes before the start of the call and follow the operator’s instruction.  If you are calling from the United States or Canada, please dial 1-800-931-6361.   International callers please dial 212-231-2915.

If you are unable to join the call, an audio recording of the call will be available on our website at www.lmlpayment.com.

About LML Payment Systems Inc. (www.lmlpayment.com)

LML Payment Systems Inc., through its subsidiaries Beanstream Internet Commerce Inc. in Canada and LML Payment Systems Corp. in the U.S., is a leading provider of financial payment processing solutions for e-commerce and traditional businesses.  We provide credit card processing, online debit, electronic funds transfer, automated clearinghouse payment processing and authentication services, along with routing of selected transactions to third party processors and banks for authorization and settlement. Our intellectual property estate, owned by subsidiary LML Patent Corp., includes U.S. Patent No. RE40220, No. 6,354,491, No. 6,283,366, No. 6,164,528, and No. 5,484,988 all of which relate to electronic check processing methods and systems.

GAAP versus Non-GAAP Financial Information

In addition to GAAP financial measures, the Corporation has provided supplemental non-GAAP financial measures of net income and earnings per share, which exclude certain non-cash and non-recurring items. For purposes of this news release, non-GAAP net income and earnings per share exclude stock-based compensation expense under CICA 3870 and the FASB authoritative guidance regarding share-based payment, depreciation and amortization expense, and certain non-cash items. A reconciliation of adjustments of non-GAAP to GAAP results for the fourth quarter and fiscal year periods and prior periods is included in the enclosed table.  The Corporation believes that non-GAAP financial measures are useful in assessing operating performance as they provide an additional basis to evaluate our ability to incur and service debt and to fund capital expenditures.  The Corporation believes the non-GAAP financial measures provide investors with similar measurement tools as its management uses to evaluate performance. Specifically, the Corporation’s management utilizes and relies upon certain financial reports which consist of an operating performance indicator without certain non-cash items such as amortization and depreciation and stock-based compensation to evaluate the Corporation’s operational performance as it pertains to generating cash, measuring budget expectations and achieving performance milestones. Non-GAAP financial measures are not meant to be considered in isolation and should not be considered as alternatives to financial information prepared in accordance with GAAP. Furthermore, our method of calculating the non-GAAP financial measures presented in this news release may differ from methods used by other companies, and as a result, the non-GAAP financial measures disclosed herein may not be comparable to other similarly titled measures used by other companies.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all passages containing verbs such as "aims," "anticipates," "estimates," "expects," "intends," "plans," "predicts," "projects" or "targets" or nouns corresponding to such verbs. Forward-looking statements also include any other passages that are primarily relevant to expected future events or that can only be evaluated by events that will occur in the future. Forward-looking statements are based on the opinions and estimates of the management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could affect LML’s actual results include, among others, the impact, if any, of stock-based compensation charges, the potential failure to establish and maintain strategic relationships, inability to integrate recent and future acquisitions, inability to develop new products or product enhancements on a timely basis, inability to protect our proprietary rights or to operate without infringing the patents and proprietary rights of others, and quarterly and seasonal fluctuations in operating results. More information about factors that potentially could affect LML’s financial results is included in LML’s quarterly reports on Form 10-Q and our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements that speak only as to the date of this release. Except as required by law, LML undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

Cont’d…

LML PAYMENT SYSTEMS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(In U.S. Dollars, except share data)
(Unaudited)

	Years ended March 31,

	2010	2009	2008

REVENUE	$14,825,667	$12,378,848	$11,327,878

COSTS OF REVENUE (includes stock-based compensation expense of $148,228 (2009 - $149,716; 2008 - $42,449))	7,655,551	6,057,817	4,807,946
GROSS PROFIT (excludes amortization and depreciation expense)	7,170,116	6,321,031	6,519,932

OPERATING EXPENSES
General and administrative (includes stock-based compensation expense of $1,038,447 (2009 - $1,139,589; 2008 - $1,217,984))	4,337,914	4,341,159	5,659,694
Sales and marketing (includes stock-based compensation expense of $3,025 (2009 - $3,033; 2008 - $2,975))	416,617	323,103	227,935
Product development and enhancement (includes stock-based compensation expense of $48,401 (2009 - $48,534; 2008 - $23,802))	467,686	272,499	177,704
Amortization of property and equipment	138,271	124,441	367,809
Amortization of intangible assets	662,576	660,893	537,679
Gain (Loss) on disposal/abandonment of property and equipment	3,830	864	(726,325)
INCOME (LOSS) BEFORE OTHER INCOME (EXPENSES) AND INCOME TAXES	1,150,882	599,800	(1,177,214)

Foreign exchange gain (loss)	89,455	444,050	(229,661)
Other income (expense), net	(57,044)	10,898	(246,918)
Interest income	25,036	226,472	406,063
Interest expense	(47,771)	(247,536)	(358,756)
INCOME (LOSS) BEFORE INCOME TAXES	1,160,558	1,033,684	(1,606,486)

Income tax expense (recovery)
Current	(826,246)	846,671	614,342
Future	2,112,630	(5,268,153)	-
	1,286,384	(4,421,482)	614,342

NET (LOSS) INCOME	$(125,826)	$5,455,166	$(2,220,828)

(LOSS) EARNINGS PER SHARE, basic and diluted	$-	$0.20	$(0.10)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING,
Basic	27,116,408	26,834,165	21,869,404
Diluted	27,240,676	26,834,165	21,869,404

Cont’d

LML PAYMENT SYSTEMS INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In U.S. Dollars)
(Unaudited)

	Three months ended March 31		Years Ended March 31,

	2010	2009	2010	2009

GAAP Net (Loss) Income	$(185,214)	$5,155,038	$(125,826)	$5,455,166

Add stock-based compensation	306,425	317,699	1,238,101	1,340,872
Add amortization of property and equipment	38,273	30,036	138,271	124,441
Add amortization of intangible assets	165,644	165,644	662,576	660,893
Less foreign exchange gain	(22,219)	(71,801)	(353,935)	(370,692)
Less gain on disposal/abandonment of property and equipment	-	-	(3,830)	(864)
Add future tax expense (recovery)	547,044	(5,268,153)	2,112,630	(5,268,153)

Non-GAAP Net Income	$849,953	$328,463	$3,667,987	$1,941,663

GAAP Net (Loss) Earnings Per Share, basic	$(0.01)	$0.19	$0.00	$0.20

Add stock-based compensation	0.01	0.01	0.05	0.05
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.02	0.03
Less foreign exchange gain	(0.00)	(0.00)	(0.01)	(0.01)
Less gain on disposal/abandonment of property and equipment	-	-	(0.00)	(0.00)
Add future tax expense (recovery)	0.02	(0.20)	0.08	(0.20)

Non-GAAP Net Earnings Per Share, basic	$0.03	$0.01	$0.14	$0.07

GAAP Net (Loss) Earnings Per Share, diluted	$(0.01)	$0.19	$0.00	$0.20

Add stock-based compensation	0.01	0.01	0.05	0.05
Add amortization of property and equipment	0.00	0.00	0.00	0.00
Add amortization of intangible assets	0.01	0.01	0.02	0.03
Less foreign exchange gain	(0.00)	(0.00)	(0.01)	(0.01)
Less gain on disposal/abandonment of property and equipment	-	-	(0.00)	(0.00)
Add future tax expense (recovery)	0.02	(0.20)	0.08	(0.20)

Non-GAAP Net Earnings Per Share, diluted	$0.03	$0.01	$0.14	$0.07

Cont’d

LML PAYMENT SYSTEMS INC.

CONSOLIDATED BALANCE SHEETS
(In U.S. Dollars)
(Unaudited)

	March 31,

	2010	2009
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,069,763	$6,138,530
Funds held for merchants	5,804,752	10,746,731
Restricted cash	175,000	175,000
Accounts receivable, less allowance of $31,463 (2009: $31,785)	799,584	801,087
Corporate taxes receivable	1,072,930	-
Prepaid expenses	416,507	295,702
Current portion of future income tax assets	1,280,860	838,575
Total current assets	14,619,396	18,995,625

PROPERTY AND EQUIPMENT, net	219,580	227,324

PATENTS	455,304	622,730

RESTRICTED CASH	255,247	125,030

FUTURE INCOME TAX ASSETS	2,406,473	4,429,578

GOODWILL	17,874,202	17,874,202

INTANGIBLE ASSETS	4,710,337	5,205,487

OTHER ASSETS	20,641	19,020

Total assets	$40,561,180	$47,498,996

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$836,274	$756,845
Accrued liabilities	1,040,443	814,094
Corporate taxes payable	-	283,794
Funds due to merchants	5,804,752	10,746,731
Current portion of obligations under capital lease	11,195	170,243
Current portion of promissory notes	-	2,100,920
Current portion of deferred revenue	1,325,983	1,361,046
Total current liabilities	9,018,647	16,233,673

OBLIGATIONS UNDER CAPITAL LEASE	9,840	-

DEFERRED REVENUE	2,155,162	3,330,630

Total liabilities	11,183,649	19,564,303

SHAREHOLDERS’ EQUITY

CAPITAL STOCK
Class A, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-
Class B, preferred stock, $1.00 CDN par value, 150,000,000 shares authorized, issuable in series, none issued or outstanding	-	-
Common shares, no par value, 100,000,000 shares authorized, 27,241,408 issued and outstanding (2009: 27,116,408)	50,152,385	50,039,568

CONTRIBUTED SURPLUS	7,952,343	6,732,059
DEFICIT	(28,877,282)	(28,751,456)
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)	150,085	(85,478)
Total shareholders’ equity	29,377,531	27,934,693

Total liabilities and shareholders’ equity	$40,561,180	$47,498,996

Cont’d

LML PAYMENT SYSTEMS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In U.S. Dollars)
(Unaudited)

	Years ended March 31,

	2010	2009	2008
OPERATING ACTIVITIES:
Net (loss) income	$(125,826)	$5,455,166	$(2,220,828)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Provisions for losses on accounts receivable	5,705	17,461	10,942
Amortization of property and equipment	138,271	124,441	367,809
Amortization of intangible assets	662,576	660,893	537,679
(Gain) loss on disposal/abandonment of property and equipment	(3,830)	(864)	726,325
Stock-based compensation	1,238,101	1,340,872	1,287,210
Stock-based compensation – future income taxes	-	-	11,185
Future income taxes	2,112,630	(5,268,153)	-
Foreign exchange (gain) loss	(353,935)	(370,692)	177,847

Changes in non-cash operating working capital
Restricted cash	(100,000)	75,000	-
Accounts receivable	50,004	(214,903)	(130,694)
Corporate taxes receivable	(1,072,930)	-	-
Prepaid expenses	(110,661)	(28,405)	214,414
Other assets	-	-	(8,360)
Accounts payable and accrued liabilities	255,012	(536,940)	323,496
Corporate taxes payable	(334,296)	(204,471)	582,538
Deferred revenue	(1,225,382)	(1,352,311)	(1,339,390)
Net cash provided by (used in) operating activities	1,135,439	(302,906)	540,173

INVESTING ACTIVITIES:
Other assets	-	2,785	-
Acquisition of Beanstream, net of cash acquired	-	-	(7,286,834)
Proceeds from disposal of property and equipment	3,830	5,500	107,900
Acquisition of property and equipment	(80,223)	(126,076)	(144,241)
Development of patents	-	(1,652)	(10,804)
Net cash used in investing activities	(76,393)	(119,443)	(7,333,979)

FINANCING ACTIVITIES:
Payments on capital leases	(178,423)	(190,746)	(575,234)
Payment of promissory note	(2,321,460)	(2,843,974)	-
Proceeds from exercise of stock options	95,000	-	77,438
Proceeds from private placement of common shares	-	-	7,200,000
Share capital financing costs	-	(3,537)	(509,666)
Net cash (used in) provided by financing activities	(2,404,883)	(3,038,257)	6,192,538

Effects of foreign exchange rate changes on cash and cash equivalents	277,070	(150,632)	188,028

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,068,767)	(3,611,238)	(413,240)

Cash and cash equivalents, beginning of year	6,138,530	9,749,768	10,163,008

Cash and cash equivalents, end of year	$5,069,763	$6,138,530	$9,749,768
Cash and cash equivalents consist of:
Cash	$2,655,681	$558,571	$8,348,906
Money market fund	109,787	109,524	107,233
Commercial paper	2,304,295	5,470,435	1,293,629
	$5,069,763	$6,138,530	$9,749,768
Supplemental disclosure of cash flow information:
Interest paid	$48,034	$414,603	$61,640
Taxes paid	$435,138	$1,240,310	$44,120

Non-cash investing and financing transactions not included in cash flows:
Property and equipment acquired through capital leases	$28,574	$-	$-

Cont’d

CONTACTS:

Patrick H. Gaines                                                      Investor Relations
Chief Executive Officer                                            (800) 888-2260
(604) 689-4440

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